UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Retirement Portfolio Completion Fund

Goldman Sachs Retirement Portfolio

Completion Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussions and Performance Summaries	3

Schedule of Investments	8

Financial Statements	11

Financial Highlights	14

Notes to the Financial Statements	16

Report of Independent Registered Public Accounting Firm	25

Other Information	26

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Retirement Portfolio Completion Fund is designed to provide retirement investors of all ages with access to the following asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”): U.S. inflation linked government bonds, global real estate investment trusts (“global REITs”), commodities, emerging markets equity, emerging markets sovereign credit, North American high yield corporate credit and Hedge Fund Industry Beta (i.e., the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill). Derivative investments are subject to the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s over-the-counter transactions are subject to less government regulation and supervision than transactions entered into on organized exchanges. The market value of the Fund’s equity investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund’s fixed income investments are subject to credit, liquidity and interest rate risk, which may be heightened depending on the nature and credit quality of the instrument. The Fund’s inflation protected securities may become less valuable in response to decreased inflationary concerns. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, and additional forms of regulation by the Commodity Futures Trading Commission. The Fund’s investments in other investment companies (including exchange-traded funds and money market funds) and publicly-traded partnerships (“PTPs”) subject it to additional expenses and risks, including dependence on manager skill. Risks of PTPs may include potential lack of liquidity and limitations on voting and distribution rights. The Fund may also invest in foreign and emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is “non-diversified” and may be more susceptible than “diversified” funds to adverse developments affecting any single issuer held in its portfolio and to greater losses because of these developments.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

What Differentiates Goldman Sachs Retirement Portfolio Completion Fund’s Investment Process?

The Fund is designed to provide retirement investors of all ages with access to certain asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”). Our investment process is driven by three main objectives: broad diversification in a single fund, lower expected volatility and inflation protection and cost efficiency through passive implementation of most asset classes.

■

Comprehensive evaluation of a range of asset classes based on the following investment criteria — under-representation in a typical retirement investor’s portfolio, liquidity of the asset class, tax suitability, correlation with inflation, correlation with core asset classes, strong historical performance and efficient implementation.

■

The Fund uses a risk parity approach for portfolio construction, targeting roughly equal contribution to overall risk from each Underlying Asset Class, and adjusting over time as market conditions evolve.

■	To ensure diversification, we place minimum and maximum allocation constraints on all asset classes within the portfolio.

■

Passive exposure to most of the Underlying Asset Classes means lower transaction costs, reduced manager selection risk and access to Goldman Sachs Asset Management, L.P. (“GSAM”)’s expertise in replicating index exposure for alternative asset classes.

■

GSAM has created a proprietary performance benchmark, the Retirement Portfolio Completion Benchmark (the “RPC Benchmark”)[2], that is externally calculated by a third party and seeks to provide a means of measuring the performance of the Underlying Asset Classes, collectively, and the Fund.

[1]

With the exception of the Hedge Fund Industry Beta asset class, the Fund employs a passive investment approach with respect to achieving exposure to its Underlying Asset Classes. GSAM determines the allocations to each asset class. It then employs a passive investment approach with respect to achieving exposure to those asset classes (other than Hedge Fund Industry Beta). That is, GSAM utilizes an index as a reference for making investments in the asset classes (other than Hedge Fund Industry Beta) and does not attempt to exceed the performance of these indices.

[2]

The Retirement Portfolio Completion Benchmark (the “RPC Benchmark”) is proprietary to GSAM and employs a rules-based methodology that is similar to that used to manage the Fund. Its methodology, construction, component indices and/or weightings assigned to component indices may change from time to time at the discretion of GSAM. One of the component indices of the RPC Benchmark is the Goldman Sachs Absolute Return Tracker Index (“GS-ART Index”). An affiliate of GSAM is the sponsor of the GS-ART Index, and the Quantitative Investment Strategies (“QIS”) team, which manages the Fund, also manages the algorithm used by the GS-ART Index.

PORTFOLIO RESULTS

Goldman Sachs Retirement Portfolio

Completion Fund

Investment Objective and Principal Strategy

The Fund seeks long-term capital appreciation. It is designed to provide retirement investors of all ages (i.e., both those who are approaching or planning for retirement and those who are currently retired) with access to certain asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”). The Fund may also be used by non-retirement investors seeking exposure to the Underlying Asset Classes. The Underlying Asset Classes are U.S. inflation linked government bonds, global real estate investment trusts (“global REITs”), commodities, emerging markets equities, emerging markets sovereign credit, North American high yield corporate credit and hedge fund industry beta (i.e., the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill). The Fund’s Investment Adviser believes that the Underlying Asset Classes may provide return, risk, and correlation characteristics complementary to a portfolio of more traditional investments, such as large cap equities or investment grade fixed income. The Fund currently intends to gain exposure to the Underlying Asset Classes through the use of certain securities and derivatives, and its assets will be allocated among the Underlying Asset Classes according to a proprietary rules-based, quantitative methodology.

Portfolio Management Discussion and Analysis

The Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”) launched on September 28, 2012. Below the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance for the one-month period from the Fund’s inception on September 28, 2012 through October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.50%, -0.50%, -0.40%, -0.40% and -0.50%, respectively. These returns compare to the -1.03% cumulative total return of the Fund’s blended benchmark, which is comprised 60% of the S&P® 500 Index (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Index (with dividends reinvested), during the same period. The S&P 500 Index and the Barclays U.S. Aggregate Bond Index generated cumulative total returns of -1.85% and 0.20%, respectively, during the Reporting Period.

The Fund also uses a proprietary benchmark, the Goldman Sachs Retirement Portfolio Completion Benchmark (“RPC Benchmark[1]”), which generated a cumulative total return of -0.29% during the Reporting Period. On October 31, 2012, the RPC Benchmark was comprised of the following indexes: Dow Jones Global Select Real Estate Securities Index (6%), Barclays U.S. Government Inflation-Linked Bond Index (20%), Dow Jones Emerging Markets Index (6%), Dow Jones-UBS Roll Select Commodity Index (10%), Markit CDX North American High Yield (18%), Markit CDX Emerging Markets (20%) and Goldman Sachs Absolute Return Tracker Index (20%).

[1]

The RPC Benchmark was created by the Investment Adviser, and its methodology, construction, component indices and/or weightings assigned to component indices may change from time to time at the discretion of the Investment Adviser.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	Global equity markets broadly declined during the Reporting Period, as investors expressed growing concern about slowing global economic growth. Commodities markets also declined on concerns about global economic growth and weakening demand for commodities. More specifically, in the precious metals sector, gold prices dropped during October, ending four consecutive months of gains.

The high yield market performed well during the Reporting Period, despite increased volatility and fears about the looming U.S. fiscal cliff, Europe’s sovereign debt problems, and China’s slowing economic growth. Improvement in U.S. economic conditions, led by the housing market, helped to push high yield bond prices higher. Emerging markets debt and local emerging markets debt both posted positive returns during the Reporting Period. In local emerging markets debt, strong interest rate performance offset a negative return from currency movements.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund outperformed its blended benchmark during the Reporting Period, largely as a result of its allocation to U.S. inflation-linked government bonds and global REITs. These positive returns were offset primarily by negative returns from its allocation to commodities. Relative to the blended benchmark, the Fund also benefited from its lack of exposure to U.S. equities, in which it does not invest as part of its investment process. The S&P® 500 Index declined -1.85% during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund may use derivatives and similar instruments, in addition to buying securities directly, to gain exposure to the Underlying Asset Classes. During the Reporting Period, the Fund used indexed credit default swaps to gain exposure to emerging markets sovereign credit and North American high yield corporate credit.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on September 28, 2012, it was not a matter of making changes during the Reporting Period but of building the portfolio.

Q	How was the Fund positioned at the end of October 2012?

A	At the end of the Reporting Period, the Fund had 20.1% of its net assets in emerging markets sovereign credit and 20.1% in U.S. Treasury inflation protected securities (“TIPS”). It had 19.8% of its net assets in Hedge Fund Industry Beta (accomplished through an investment in the Goldman Sachs Absolute Return Tracker Fund) and 18.4% in North American high yield credit. The Fund also had 9.8% of its net assets invested in commodities, accomplished through investments in publicly traded partnerships. In addition, the Fund had 5.9% of its net assets invested in global REITs and 5.8% in emerging markets equities.

Going forward, we continue to have confidence in our systematic investment process. We believe non-traditional asset classes may potentially provide return, risk, and correlation characteristics that are complementary to a portfolio of more traditional investments, such as large cap equities and investment grade fixed income.

FUND BASICS

Retirement Portfolio Completion Fund

as of October 31, 2012

PERFORMANCE REVIEW
September 28, 2012– October 31, 2012	Fund Total Return (based on NAV)[1]	Retirement Portfolio Completion Composite Index[2,4,5]	Retirement Portfolio Completion Benchmark[3]	S&P 500 Index[4]	Barclays U.S. Aggregate Bond Index[5]
Class A	-0.50%	-1.03%	-0.29%	-1.85%	0.20%
Class C	-0.50	-1.03	-0.29	-1.85	0.20
Institutional	-0.40	-1.03	-0.29	-1.85	0.20
Class IR	-0.40	-1.03	-0.29	-1.85	0.20
Class R	-0.50	-1.03	-0.29	-1.85	0.20

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Portfolio Completion Composite Index is comprised of the S&P® 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The Retirement Portfolio Completion Benchmark (“RPC Benchmark”) is proprietary to GSAM and employs a rules-based methodology that is similar to that used to manage the Fund. Its methodology, construction, component indices and/or weightings assigned to component indices may change from time to time at the discretion of the GSAM. As of 10/31/2012, the RPC Benchmark was comprised of the following indices: Dow Jones Global Select Real Estate Securities Index (6%), Barclays U.S. Government Inflation-Linked Bond Index (20%), Dow Jones Emerging Markets Index (6%), Dow Jones-UBS Roll Select Commodity Index (10%), Markit CDX North American High Yield (18%), Markit CDX Emerging Markets (20%) and Goldman Sachs Absolute Return Tracker Index (“GS-ART Index”) (20%). An affiliate of GSAM is the sponsor of the GS-ART Index and the Quantitative Investment Strategies team, which manages the Fund, also manages the algorithm used by the GS-ART Index. See the Fund’s Prospectus for additional details.

The RPC Benchmark is the property of Goldman Sachs Asset Management, which has contracted with S&P Dow Jones Indices LLC or its affiliates (“S&P Dow Jones”) to independently maintain and calculate the RPC Benchmark based on objective pre-agreed methodology. S&P Dow Jones shall have no liability for any errors or omissions in calculating the RPC Benchmark. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, its affiliates or their third party licensors and neither S&P Dow Jones Indices LLC, its affiliates nor their its third party licensors make any representation regarding the advisability of investing in the Fund.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

[5]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	Since Inception	Inception Date
Class A	-3.75%	9/28/12
Class C	-1.00	9/28/12
Institutional	0.00	9/28/12
Class IR	0.00	9/28/12
Class R	0.00	9/28/12

[4]

The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	2.17%
Class C	1.73	2.92
Institutional	0.58	1.77
Class IR	0.73	1.92
Class R	1.23	2.42

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least September 30, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/12[6]
Holding	% of Total Net Assets	Line of Business
Simon Property Group, Inc.	0.4%	Real Estate Investment Trusts
Brookfield Asset Management, Inc. Class A	0.2	Real Estate Management & Development
Westfield Group	0.2	Real Estate Investment Trusts
Unibail-Rodamco	0.2	Real Estate Investment Trusts
Public Storage, Inc.	0.2	Real Estate Investment Trusts
HCP, Inc.	0.1	Real Estate Investment Trusts
Ventas, Inc.	0.1	Real Estate Investment Trusts
Equity Residential Properties Trust	0.1	Real Estate Investment Trusts
Boston Properties, Inc.	0.1	Real Estate Investment Trusts
ProLogis, Inc.	0.1	Real Estate Investment Trusts

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

EQUITY SECTOR ALLOCATIONS[7]
As of October 31, 2012

[7]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FIXED INCOME COMPOSITION[8]
As of October 31, 2012

[8]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 5.7%
Real Estate Investment Trusts – 4.7%
12	Acadia Realty Trust	$308
15	Alexandria Real Estate Equities, Inc.	1,056
21	American Campus Communities, Inc.	952
34	Apartment Investment & Management Co. Class A	907
1,000	Ascendas Real Estate Investment Trust	1,929
23	AvalonBay Communities, Inc.	3,118
3	Befimmo SCA Sicafi	183
164	Beni Stabili SpA	92
35	BioMed Realty Trust, Inc.	669
35	Boston Properties, Inc.	3,721
30	Brandywine Realty Trust	348
20	BRE Properties, Inc.	967
220	British Land Co. PLC	1,879
64	BWP Trust	139
20	Camden Property Trust	1,313
1,000	CapitaCommercial Trust	1,283
503	Capital Property Fund	579
147	Capital Shopping Centres Group PLC	791
1,000	CapitaMall Trust	1,721
37	CBL & Associates Properties, Inc.	828
567	CFS Retail Property Trust Group	1,149
1,000	Champion	469
60	Charter Hall Retail	226
4	Cofinimmo	455
20	Colonial Properties Trust	433
19	CommonWealth	261
465	Commonwealth Property Office Fund	521
23	Corio NV	1,025
20	Corporate Office Properties Trust	499
25	CubeSmart	328
31	DCT Industrial Trust, Inc.	200
54	DDR Corp.	829
20	Derwent London PLC	666
1,047	Dexus Property Group	1,069
40	DiamondRock Hospitality Co.	339
28	Digital Realty Trust, Inc.	1,720
30	Douglas Emmett, Inc.	704
59	Duke Realty Corp.	854
15	DuPont Fabros Technology, Inc.	322
8	EastGroup Properties, Inc.	416
21	Education Realty Trust, Inc.	221
10	Equity Lifestyle Properties, Inc.	673
16	Equity One, Inc.	334
70	Equity Residential	4,019
9	Essex Property Trust, Inc.	1,350
9	Eurocommercial Properties NV	353
23	Extra Space Storage, Inc.	793
15	Federal Realty Investment Trust	1,617
21	First Industrial Realty Trust, Inc.*	280
9	Fonciere Des Regions	724
321	Fountainhead Property Trust	297
15	Franklin Street Properties Corp.	171
6	Gecina SA	666
103	General Growth Properties, Inc.	2,025
31	Glimcher Realty Trust	331
332	Goodman Group	1,524
255	Goodman Property Trust	222
380	GPT Group	1,403
71	Great Portland Estates PLC	536

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
182	Hammerson PLC	$1,388
99	HCP, Inc.	4,386
53	Health Care REIT, Inc.	3,150
20	Healthcare Realty Trust, Inc.	470
20	Hersha Hospitality Trust	91
20	Highwoods Properties, Inc.	645
13	Home Properties, Inc.	790
29	Hospitality Properties Trust	670
164	Host Hotels & Resorts, Inc.	2,371
146	Investa Office Fund	450
74	Is Gayrimenkul Yatirim Ortakligi AS	60
1	Japan Retail Fund Investment Corp.	1,823
19	Kilroy Realty Corp.	844
92	Kimco Realty Corp.	1,796
410	Kiwi Income Property Trust	394
24	Klepierre	890
193	Land Securities Group PLC	2,508
22	LaSalle Hotel Properties	527
29	Liberty Property Trust	1,018
9	LTC Properties, Inc.	297
21	Mack-Cali Realty Corp.	546
1,000	Mapletree Logistics Trust	908
10	Mercialys SA	210
10	Mid-America Apartment Communities, Inc.	647
16	Pebblebrook Hotel Trust	340
14	Pennsylvania Real Estate Investment Trust	231
38	Piedmont Office Realty Trust, Inc. Class A	676
13	Post Properties, Inc.	635
107	ProLogis, Inc.	3,669
5	PS Business Parks, Inc.	321
33	Public Storage, Inc.	4,575
24	Regency Centers Corp.	1,153
100	RioCan Real Estate Investment Trust	2,727
160	Segro PLC	613
39	Senior Housing Properties Trust	857
45	Shaftesbury PLC	399
70	Simon Property Group, Inc.	10,655
21	SL Green Realty Corp.	1,581
1	Societe Immobiliere de Location pour l’Industrie et le Commerce	112
9	Sovran Self Storage, Inc.	520
6	Sun Communities, Inc.	252
31	Sunstone Hotel Investors, Inc.*	306
1,000	Suntec Real Estate Investment Trust	1,313
23	Tanger Factory Outlet Centers, Inc.	724
15	Taubman Centers, Inc.	1,178
500	The Link REIT	2,485
31	The Macerich Co.	1,767
57	UDR, Inc.	1,383
22	Unibail-Rodamco	4,955
1	United Urban Investment Corp.	1,202
3	Vastned Retail NV	139
69	Ventas, Inc.	4,366
40	Vornado Realty Trust	3,208
16	Washington Real Estate Investment Trust	411
29	Weingarten Realty Investors	783
6	Wereldhave NV	355
493	Westfield Group	5,450
661	Westfield Retail Trust	2,123

		141,150

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development – 1.0%
37	Atrium European Real Estate Ltd.	$210
1,400	Ayala Land, Inc.	800
100	BR Malls Participacoes SA	1,314
200	Brookfield Asset Management, Inc. Class A	6,885
100	Brookfield Office Properties, Inc.	1,540
16	CA Immobilien Anlagen AG*	198
148	Capital & Counties Properties PLC	541
1,000	Capitaland Ltd.	2,663
42	Castellum AB	563
200	Central Pattana PCL	461
34	Fabege AB	338
32	Forest City Enterprises, Inc. Class A*	514
1,000	Global Logistic Properties Ltd.	2,098
81	Globe Trade Centre SA*	209
1,000	Hang Lung Properties Ltd.	3,462
100	Hulic Co. Ltd.*	796
250	Immofinanz Immobilien Anlagen AG*	966
28	IVG Immobilien AG*	70
500	Kerry Properties Ltd.	2,479
100	KLCC Property Holdings Bhd	195
25	Kungsleden AB	122
1	NTT Urban Development Corp.	824
9	PSP Swiss Property AG*	826
1,900	SM Prime Holdings, Inc.	668
13	Swiss Prime Site AG*	1,085

		29,827

TOTAL COMMON STOCKS
(Cost $169,708)		$170,977

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 40.2%
United State Treasury Bills(a)
$600,000	0.000%	01/24/13	$599,867
United States Treasury Inflation Protected Securities
16,206	2.000	01/15/14	16,818
10,884	1.250	04/15/14	11,260
14,664	2.000	07/15/14	15,541
14,476	1.625	01/15/15	15,419
14,880	0.500	04/15/15	15,547
13,026	1.875	07/15/15	14,245
12,766	2.000	01/15/16	14,202
26,088	0.125	04/15/16	27,511
14,827	2.500	07/15/16	17,121
12,564	2.375	01/15/17	14,659
20,282	0.125	04/15/17	21,766
10,002	2.625	07/15/17	12,026
10,995	1.625	01/15/18	12,814
10,682	1.375	07/15/18	12,484
9,656	2.125	01/15/19	11,819
10,788	1.875	07/15/19	13,207
12,782	1.375	01/15/20	15,259
22,180	1.250	07/15/20	26,470
24,218	1.125	01/15/21	28,664
23,506	0.625	07/15/21	26,928

U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities – (continued)
$26,460	0.125%	01/15/22	$28,969
18,029	0.125	07/15/22	19,754
21,995	2.375	01/15/25	30,113
15,087	2.000	01/15/26	20,058
12,564	2.375	01/15/27	17,554
10,995	1.750	01/15/28	14,439
15,665	3.625	04/15/28	25,229
9,656	2.500	01/15/29	14,013
16,814	3.875	04/15/29	28,313
3,893	3.375	04/15/32	6,540
10,657	2.125	02/15/40	15,916
15,777	2.125	02/15/41	23,720
10,194	0.750	02/15/42	11,388

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,197,113)			$1,199,633

Shares	Description	Value

Exchange Traded Funds – 15.6%
35	iShares Dow Jones US Real Estate Index Fund	$2,241
10,632	PowerShares DB Commodity Index Tracking Fund	293,018
56	SPDR Dow Jones International Real Estate ETF	2,281
4,091	Vanguard MSCI Emerging Markets ETF	169,736

TOTAL EXCHANGE TRADED FUNDS
(Cost $479,803)		$467,276

Investment Company(b) – 19.8%
Other Diversifier – 19.8%
65,059	Goldman Sachs Absolute Return Tracker Fund	$590,085
(Cost $593,989)

TOTAL INVESTMENTS — 81.3%
(Cost $2,440,613)		$2,427,971

OTHER ASSETS IN EXCESS OF LIABILITIES — 18.7%		559,345

NET ASSETS — 100.0%		$2,987,316

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents an Affiliated Fund.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Schedule of Investments (continued)

October 31, 2012

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At October 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2012(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Deutsche Bank Securities, Inc.	CDX North America High Yield Index 19	$550	5.000%	12/20/17	5.173%	$(1,354)	$516
	CDX Emerging Markets Index 18	600	5.000	12/20/17	2.339	78,880	222
TOTAL						$77,526	$738

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement of Assets and Liabilities

October 31, 2012

Assets:
Investments of unaffiliated issuers, at value (cost $1,846,624)	$1,837,886
Investments of affiliated issuers, at value (cost $593,989)	590,085
Cash	452,909
Receivables:
Reimbursement from investment adviser	104,909
Upfront payments made on swap contracts	78,880
Dividends and interest	2,076
Unrealized gain on swap contracts	738
Deferred offering costs	332,561
Total assets	3,400,044

Liabilities:
Payables:
Accrued offering expense	371,427
Upfront payments received on swap contracts	1,354
Amounts owed to affiliates	720
Accrued expenses	39,227
Total liabilities	412,728

Net Assets:
Paid-in capital	2,999,943
Net investment loss	(700)
Accumulated net realized loss	(10)
Net unrealized loss	(11,917)
NET ASSETS	$2,987,316
Net Assets:
Class A	$9,954
Class C	9,948
Institutional	2,947,505
Class IR	9,957
Class R	9,952
Total Net Assets	$2,987,316
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,000
Class C	1,000
Institutional	296,000
Class IR	1,000
Class R	1,000
Net asset value, offering and redemption price per share:(a)
Class A	$9.95
Class C	9.95
Institutional	9.96
Class IR	9.96
Class R	9.95

(a)	Maximum public offering price per share for Class A Shares is $10.34. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement of Operations

For the Period Ended October 31, 2012(a)

Investment income:
Dividends (net of foreign withholding taxes of $17)	$273
Interest	2,526
Total investment income	2,799

Expenses:
Professional fees	41,255
Amortization of offering costs	30,866
Printing and mailing costs	15,000
Organization Costs	8,000
Trustee fees	3,000
Custody and accounting fees	1,950
Registration fees	1,500
Management fees	1,143
Transfer Agent fees(b)	106
Distribution and Service fees(b)	15
Other	3,500
Total expenses	106,335
Less — expense reductions	(105,453)
Net expenses	882
NET INVESTMENT INCOME	1,917

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(444)
Investments — affiliated issuers	(38)
Swap contracts	(2,637)
Foreign currency transactions	430
Net unrealized gain (loss) on:
Investments — unaffiliated issuers (net of deferred foreign taxes of $13)	(8,751)
Investments — affiliated issuers	(3,904)
Swap contracts	738
Net realized and unrealized loss	(14,606)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,689)

(a)	Commenced operations on September 28, 2012.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$2	$9	$4	$2	$2	$98	$2	$2

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement of Changes in Net Assets

For the Period Ended October 31, 2012(a)

From operations:
Net investment income	$1,917
Net realized loss	(2,689)
Net unrealized loss	(11,917)
Net decrease in net assets resulting from operations	(12,689)

From share transactions:
Proceeds from sales of shares	3,000,015
Cost of shares redeemed	(10)
Net increase in net assets resulting from share transactions	3,000,005
TOTAL INCREASE	2,987,316

Net assets:
Beginning of period	—
End of period	$2,987,316
Net investment loss	$(700)

(a)	Commenced operations on September 28, 2012.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized loss	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2012 - A (Commenced September 28, 2012)	$10.00	$—	(f)	$(0.05)	$(0.05)
2012 - C (Commenced September 28, 2012)	10.00	—	(f)	(0.05)	(0.05)
2012 - Institutional (Commenced September 28, 2012)	10.00	0.01		(0.05)	(0.04)
2012 - IR (Commenced September 28, 2012)	10.00	0.01		(0.05)	(0.04)
2012 - R (Commenced September 28, 2012)	10.00	—	(f)	(0.05)	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)(d)	Ratio of total expenses to average net assets(c)(d)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(e)

$9.95	(0.50)%	$10	0.73%	22.73%	0.37%	1%
9.95	(0.50)	10	1.47	23.46	(0.37)	1
9.96	(0.40)	2,948	0.34	22.33	0.77	1
9.96	(0.40)	10	0.52	22.49	0.60	1
9.95	(0.50)	10	0.99	22.98	0.12	1

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”) is a non-diversified fund and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R. The Fund commenced operations on September 28, 2012.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with CDSC of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investments trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of the Fund’s operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$573,539	$64,714	$—
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,199,633	—	—
Investment Company	590,085	—	—
Total	$2,363,257	$64,714	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Credit Default Swap Contracts	$—	$738	$—

(a)	Amount shown represents unrealized gain/loss at period end.

For further information regarding security characteristics, see Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets
Credit	Receivable for unrealized gain on swap contracts	$738

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(2,637)	$738	2

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended October 31, 2012, contractual and effective net management fee with GSAM was at the following rates:

Contractual Management Fee Rate						Effective Net Management Fee Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.45%	0.41%	0.38%	0.37%	0.36%	0.45%	0.24%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least September 30, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion, may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares, CDSC. During the period ended October 31, 2012, Goldman Sachs did not retain any portion of the sales charges nor CDSC for this fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares, and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense reimbursements will remain in place through at least September 30, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses.

For the period ended October 31, 2012, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Retirement Portfolio Completion	$1	$104	$105

As of October 31, 2012, the amounts owed to affiliates of the Fund were as follows (in thousands):

Fund	Management Fee	Distribution And Service Fees		Transfer Agent Fees		Total
Retirement Portfolio Completion	$1	$—	*	$—	*	$1

*	Amount is less than $500.

F.  Other Transactions with Affiliates — For the period ended October 31, 2012, Goldman Sachs did not earn any brokerage commissions from Fund transactions, including future transactions executed with Goldman Sachs as Futures Commission Merchant, on behalf of the Fund.

The Fund invests in the Institutional Shares of the Goldman Sachs Absolute Return Tracker Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the period ended October 31, 2012 (in thousands):

Underlying Fund	Market Value 9/28/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Unrealized Gain (Loss)	Market Value 10/31/2012
Absolute Return Tracker Fund	$—	$600	$(6)	$—	(a)	$(4)	$590

(a)	Amount is less than $1,000.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2012

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2012, were $2,463,570 and $24,764, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $1,210,233 and $14,975, respectively.

7. TAX INFORMATION

There were no distributions paid during the period ended October 31, 2012.

As of October 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,301
Capital loss carryforwards:
Perpetual Short-term	$(8)
Unrealized losses — net	(14,920)
Total accumulated losses — net	$(12,627)

As of October 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$2,442,178
Gross unrealized gain	6,889
Gross unrealized loss	(21,096)
Net unrealized security loss	$(14,207)
Net unrealized loss on other investments	(713)
Net unrealized loss	$(14,920)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to differences in the tax treatment of swap transactions and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and results primarily from certain non-deductible expenses and differences in the tax treatment of swap transactions and foreign currency transactions.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Net Investment Loss
Retirement Portfolio Completion	$(62)	$2,679	$(2,617)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — The Fund may hold foreign securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets involves special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2012

10. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended October 31, 2012(a)
	Shares	Dollars

Class A Shares
Shares sold	1,000	$10,000
Class C Shares
Shares sold	1,000	10,000
Institutional Shares
Shares sold	296,001	2,960,015
Shares redeemed	(1)	(10)
	296,000	2,960,005
Class IR Shares
Shares sold	1,000	10,000
Class R Shares
Shares sold	1,000	10,000
NET INCREASE	300,000	$3,000,005

(a)	Commenced operations on September 28, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Retirement Portfolio Completion Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”), a portfolio of Goldman Sachs Trust, at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012, by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Fund Expenses — Period Ended October 31, 2012 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from commencement of operations on September 28, 2012 through October 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	+Retirement Portfolio Completion Fund(a)
Share Class	Beginning Account Value 9/28/12	Ending Account Value 10/31/12		Expenses Paid for the 6 months ended 10/31/12*
Class A
Actual	$1,000.00	$995.00		$0.62
Hypothetical 5% return	1,000.00	1,003.62	+	0.62
Class C
Actual	1,000.00	995.00		1.24
Hypothetical 5% return	1,000.00	1,002.99	+	1.25
Institutional
Actual	1,000.00	996.00		0.29
Hypothetical 5% return	1,000.00	1,003.95	+	0.29
Class IR
Actual	1,000.00	996.00		0.44
Hypothetical 5% return	1,000.00	1,003.79	+	0.44
Class R
Actual	1,000.00	995.00		0.83
Hypothetical 5% return	1,000.00	1,003.40	+	0.84

(a)	Commenced operations September 28, 2012.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Retirement Portfolio Completion	0.73%	1.47%	0.34%	0.52%	0.99%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on September 28, 2012. At a meeting held on August 15-16, 2012 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2013.

At the Meeting (and at prior meetings at which the Fund was discussed) the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds that employed quantitative investment strategies. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of fee waivers and expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.45%
Next $1 billion	0.41
Next $3 billion	0.38
Next $3 billion	0.37
Over $8 billion	0.36

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund until June 30, 2013.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio (which did not offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategies Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88636.MF.MED.TMPL/12/2012 RETCOMPAR12 / 150

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012